                               THE LAMAR COMPANIES

                            POSTER OR PAPER CONTRACT

CUSTOMER NAME:             MEL RANSOM
STREET ADDRESS:            2015 BIRD CREEK TERRACE
MAILING ADDRESS:           P.O. BOX 2309
CITY: TEMPLE
STATE: TX   ZIP:           76503
CONTACT PERSON:            MEL RANSOME
TELEPHONE:                 254- 718-1957
 FAX:                      254-771-1053

ADVERTISER:                COMMUNICATE NOW
CUST A/C#                  127029-1
NAT'L/LOCAL:               LOCAL
DESIGN:                    BIZFINDERS
IMPRINT:
TERM                       12 MONTHS
REG-START DATE:            NOV, 25 2000

                      THIS INFORMATION FOR OFFICE USE ONLY:

BILLING START DATE:         11/25/00
COMMISSION:
ACCTOUNT EXEC. CODE:
BILLING END DATE:           11-25-01
PRODUCT CODE:
DEPT#
SPLIT BILLING:
NET MONTHLY BILLING:        5999.00 NET
POLITICAL:
CO-OP:
NAT'L CONTRACT NO.:

MKT          MKT CODE          SIZE SHOWING          NO. OF POSTERS REG.III

25               WCCO                 N/A                      17
27               TEMPLE
32               KILEEN

JAN       FEB        MAR         APR       MAY         JUN        JUL       AUG         SEP       OCT        NOV
25        25         25           25        25          25        25        25          25        25         25
25        25         25           25        25          25        25        25          25        25         25
25        25         25           25        25          25        25        25          25        25         25

DEC                                                          COST PER MONTH
25
25                                                            5999.00 NET
25

MKT. CODE               POSTER PAPER               PRICE PER POSTER          TOTAL
----------------------------------------------------------------------------------
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             THE TERMS ON THE SECOND PAGE ARE PART OF THIS CONTRACT

ADVERTISER AUTHORIZES AND INSTRUCTS THE LAMAR CORPORATION TO DISPLAY IN A GOOD
AND WORKLIKE MANNER, AND TO MAINTAIN FOR THE TERMS SET FORTH ABOVE, OUTDOOR
ADVERTISING DISPLAYS DESCRIBED ABOVE OR ON THE ATTACHED LIST. IN CONSIDERATION
THEREOF, ADVERTISER AGREES TO PAY. THE LAMAR COMPANIES ALL CONTRACT AMOUNTS
WITHIN 30 DAYS AFTER THE DATE OF BILLING. ADVERTISER ACKNOWLEDGES AND AGREES TO
BE BOUND BY THE TERMS AND CONDITIONS CONTAINED ON BOTH PAGES OF THIS ONTRACT.

*NON-CANCLEABLE , INCLUDED-17-12X25 VINLYS PRODUCTION AND VINYL * ONE COPY
CHANGE DURING THE CONTRACT, NOT INCLUDING PRODUCTION

THE UNDERSIGNED REPRESENITIVE OR AGENT OR ADVERTISER HEREBY WARRENTS TO THE
LAMAR CORPORATION, THAT HE IS THE VICE PRESIDENT OF THE ADVERTISER AND IS
AUTHORIZED TO EXECUTE THIS CONTRACT ON BEHALF OF ADVERTISER.

/s/
ACCOUNT EXECUTIVE                  ADVERTISER                  COMMUNICATE. NOW

COMPANY: LAMAR OF TEMPLE           BY:  /s/ Mel Ransom           MEL RANSOM

THIS CONTRACT IS NOT BINDING UTIL ACCPTED BY THE GENERAL MANAGER OF A LAMAR
OUTDOOR ADVERTISING COMPANY.

ACCEPTED:                                   THE LAMAR COMPANIES
DATE: 1-08-01                               BY:  /s/
                                            GENERAL MANGER

                                     AGENCY

THE AGENCY REPRESENTING THIS ADVERTISER INT HIS CONTRACT EXECUTE THIS CONTRACT
AS AN AGENT FOR A DISCLOSED PRINCIPAL, BUT HEREBY EXPRESSLY AGREES TO BE LIABLE
JOINTLY AND SEVERALLY AND IN (SOLIDO (???) WITH ADVERTISER FOR THE FULL AND
FAITHFUL PERFORMANCE OF ADVERTISER'S OBLIGATIONS HEREUNDER. AGENCY WAIVES NOTICE
OF DEFAULT AND CONSENTS TO ALL EXTENSIONS OF PAYMENT.

AGENCY:                                      STREET ADRESS:
DATE:                                        MAILING ADRESS:
BY:
CITY:
STATE:
ZIP CODE: